UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 19, 2018, Commercial Metals Company (the “Company”) announced that it intends to offer to sell, subject to market and other conditions, $350.0 million aggregate principal amount of Senior Notes due 2026 (the “Notes”) in an offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made in connection with the Company’s previously announced acquisition of certain assets of the business, and certain outstanding common stock, belonging directly or indirectly to GNA Financing, Inc., a Delaware corporation, or certain of its subsidiaries and affiliates (the “Acquired Businesses”).

In connection with the proposed Offering, the Company provided potential investors with a preliminary offering memorandum, dated April 19, 2018 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum contains (i) unaudited pro forma condensed combined financial information and notes thereto giving effect to the Company’s pending acquisition of the Acquired Businesses, (ii) audited combined financial statements of the Acquired Businesses as of and for the year ended December 31, 2017 and notes thereto and (iii) other information not previously disclosed by the Company. This information is included in Exhibits 99.1, 99.2 and 99.3 attached hereto, respectively, and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale of the Notes in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01.	Other Events.

On April 19, 2018, the Company issued a press release announcing the proposed Offering. A copy of the press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information and notes thereto relating to the Company’s pending acquisition of the Acquired Businesses.

99.2	Audited combined financial statements of the Acquired Businesses as of and for the year ended December 31, 2017 and notes thereto.

99.3	Supplemental Regulation FD disclosure.

99.4	Press Release issued by Commercial Metals Company on April 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: April 19, 2018	By:	/s/ Mary Lindsey
	Name:	Mary Lindsey
	Title:	Senior Vice President and Chief Financial Officer